UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 19, 2017, the Company held its annual meeting of stockholders in Lincolnshire, Illinois. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below.

1.	The stockholders elected four Class I Directors with terms expiring at the Company’s 2020 Annual Meeting of Stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Steven W. Alesio	129,218,481	274,752	52,207	8,315,239
Barry K. Allen	128,113,450	256,831	1,175,159	8,315,239
David W. Nelms	129,388,698	125,315	31,427	8,315,239
Donna F. Zarcone	129,391,710	125,884	27,846	8,315,239

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	127,223,121	2,271,149	51,170	8,315,239

3.	The stockholders approved, on an advisory basis, one year as the frequency of the advisory vote to approve named executive officer compensation, based on the following voting results:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	119,501,358	31,269	9,971,378	41,435	8,315,239

In accordance with the recommendation of the Company’s Board of Directors and based on the results of the advisory vote reported above, the Company’s Board of Directors has determined that the Company will hold a stockholder advisory vote on named executive officer compensation on an annual basis until the next stockholder advisory vote on the frequency of the advisory vote on named executive officer compensation.

4.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	137,663,563	146,875	50,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: September 22, 2017	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

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